3Q16 Energy Update

3Q 16 Energy Highlights  Energy outstandings down $6.5 million in 3Q, or 2.6%, to $243.3 million  19.1% of loans, down from 19.8% at 6/30/16  Direct C&I – 82% of balances, Indirect – 18% (CRE and RRE)  C&I Wtd Average Maturity – 3.5 years  Energy reserve stands at 4.6% of energy loans at 9/30/16  Reserves on C&I energy loans 5.2%; Other energy related 2.5%  Two energy-related C/Os during quarter totaling $20,000  One energy-related impairment totaling $284,000 identified during 3Q and one impairment increase of $310,000 on an impaired loan identified prior to 3Q16  Cycle to date NCO’s - $2.9 million or 1.09% of 12/31/14 energy loans 2

3Q 16 Energy Highlights (cont’d)  Total criticized energy loans 47.1% of total energy loans  vs. 37.2% at 6/30/16  Total criticized up $21.8 million to $114.7 million (up 24%)  Twelve energy-related rating changes during quarter  5 relationships downgraded to Special Mention (SM) - $24.6 Million  5 relationships downgraded to Substandard (SS) - $24.4 Million  2 SNC related downgrades of $15.0 million  2 relationships upgraded to Pass - $3.3 million  2 Shared National Credits – $15.0 million or 6% of energy loans  Unfunded Commitments – Only 31% of outstanding balances  $74.6 million at 9/30/16 - Utilization rate of 43.3% vs. 42.3% at 6/30/16  A/R – 86% of commitments, Equipment 6%, CRE 4%  A/R customers have lockbox agreements and/or at minimum provide monthly borrowing base certificates  Houston non-owner occupied CRE - $30.2 million, 2.4% of total loans 3

Energy Portfolio as of 09/30/2016 (*) *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices ($’s in Millions) 4 Collateral Total $’s (Millions) % of Energy Portfolio # of Loans # of Relationships Avg $ per Relationship Wt'd Avg Maturity (Yrs) Accounts Receivables $ 42.4 17.4% 70 65 $ 0.7 0.2 Barges, Crew Boats, Marine Vessel 65.4 26.9% 33 24 2.7 5.9 Equipment 81.4 33.5% 183 89 0.9 3.5 Inventory 2.2 0.9% 6 6 0.4 2.3 CD/Mkt. Securities 2.9 1.2% 18 14 0.2 1.3 All Other 3.9 1.6% 100 87 0.0 0.0 Sub Total C & I $ 198.2 81.5% 410 285 $ 0.70 3.5 Commercial Real Estate 41.2 16.9% 75 63 0.7 10.9 Consumer Real Estate 3.5 1.4% 44 40 0.1 11.0 Other 0.4 0.2% 24 24 0.0 0.0 Sub Total Non C & I $ 45.1 18.5% 143 127 $ 0.36 10.8 Total $ 243.3 100.0% 553 412 $ 0.59 4.9

Past Due Energy Loans as of 09/30/2016 (*) *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices > 30 days + nonaccruals = 13.99% of energy loans ($’s in Millions) 5 Collateral Total $’s (Millions) % of Energy Portfolio Total Past Due $’s (Millions) % of Energy Portfolio 0-29 30-59 60-89 90+ Non- Accruals Accounts Receivables $ 42.4 17.4% $ 1.65 0.7% $ 0.24 $ 0.33 0.04 - $ 1.03 Barges, Crew Boats, Marine Vessel 65.4 26.9% 21.76 8.9% 0.56 - - - 21.20 Equipment 81.4 33.5% 9.68 4.0% 2.43 1.74 0.58 0.04 4.89 Commercial Real Estate 41.2 16.9% 5.00 2.1% 0.89 0.41 - - 3.71 Consumer Real Estate 3.5 1.4% 0.15 0.1% 0.11 0.04 - - - Inventory 2.2 0.9% 0.50 0.2% 0.50 - - - - CD/Mkt. Securities 2.9 1.2% 1.04 0.4% 1.04 - - - - All Other 4.3 1.8% 0.16 0.1% 0.14 0.01 - - 0.01 Total $ 243.3 100.0% $ 39.94 16.4% $ 5.91 $ 2.53 $ 0.62 $ 0.04 $ 30.84 Accruing – Past Due ($ Millions)

Energy Loans by Risk Rating & Loan Type as of 09/30/2016 (*) ($’s in Millions) *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 6 Risk Rating Rating # C & I R/E Comm Consumer Real Estate CD/Mkt. Securities Other 3Q16 Total 3Q16 % of Energy Portfolio 2Q16 Total 2Q16 % of Energy Portfolio Prime 1 - - - $ 1.7 - $ 1.7 0.7% $ 1.5 0.6 % Excellent 2 0.8 0.3 - 0.4 - 1.5 0.6% 2.0 0.8 % Above Average 3 34.6 2.1 0.3 - - 37.0 15.2% 58.0 23.2 % Satisfactory 4 63.2 20.2 2.8 0.8 1.4 88.4 36.3% 95.4 38.2 % Total Pass Rated $ 98.6 $ 22.6 $ 3.1 $ 2.9 $ 1.4 $ 128.6 52.9% $ 156.8 62.8 % Other Assets Special Mention 5 26.0 11.0 0.4 - - 37.4 15.4% 39.3 15.7 % Substandard 6 70.7 6.2 0.3 - 0.1 77.3 31.8% 53.6 21.5 % Doubtful 7 0.0 - - - 0.0 0.0 0.0% 0.0 0.0 % Total $ 195.3 $ 39.8 $ 3.8 $ 2.9 $ 1.5 $ 243.3 100.0% $ 249.8 100.0%

Energy Loans by Risk Rating & Collateral as of 09/30/2016 (*) ($’s in Millions) *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 7 Collateral Pass Other Assets Special Mention Substandard Doubtful 3Q16 Total 3Q16 % of Energy Portfolio 2Q16 Total 2Q16 % of Energy Portfolio Accounts Receivables $ 13.6 $ 16.4 $ 12.4 - $ 42.4 17.4% $ 42.0 16.8% Barges, Crew Boats, Marine Vessel 28.2 0.6 36.6 - 65.4 26.9% 67.9 27.2% Equipment 51.3 8.5 21.6 - 81.4 33.5% 82.2 32.9% Commercial Real Estate 23.9 11.0 6.3 - 41.2 16.9% 45.1 18.1% Real Estate 2.9 0.4 0.2 - 3.5 1.4% 3.7 1.5% Inventory 1.7 0.5 - - 2.2 0.9% 2.2 0.9% CD Secured 2.9 - - - 2.9 1.2% 2.4 1.0% All Other 4.1 0.1 0.1 0.0 4.3 1.8% 4.2 1.7% Total $ 128.6 $ 37.5 $ 77.2 $ 0.0 $ 243.3 100.0% $ 249.8 100.0%

Energy Loans by Type of Facility as of 09/30/2016 (*) * Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 8 Facility Type Bal 09.30.16 ($'s in Millions) % of Energy Portfolio Bal 06.30.16 ($'s in Millions) % of Energy Portfolio Net Change 3Q16 Closed-End LOC $ 176.2 72.4% $ 185.7 74.3% - $ 9.5 Revolving LOC 59.7 24.5% 56.8 22.7% 2.9 Other 7.4 3.1% 7.3 2.9% 0.1 Total $ 243.3 100.0% $ 249.8 100.0% - $ 6.5

Energy Loans Unfunded Commitment as of 09/30/2016 (*) * Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices Combined utilization rate (including straight lines of credit) was 43.3% compared to 42.3% at 06/30/2016. Revolving Lines of Credit ($’s in Millions) 9 Collateral Original Line Amount Current Balance Unfunded Amount Accounts Receivables $ 106.6 $ 42.3 $ 64.3 Barges, Crew Boats, Marine Vessel 0.5 - 0.4 Equipment 16.6 11.8 4.8 Commercial Real Estate 5.1 2.0 3.1 Real Estate 0.8 0.4 0.4 Inventory 0.8 0.7 0.1 CD Secured 2.3 1.6 0.7 All Other 1.5 0.7 0.9 Total $ 134.2 $ 59.7 $ 74.6